SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported): December 29, 2003

TUTOGEN MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Florida	01-16128	59-3100165
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1130 McBride Avenue
3rd Floor
West Paterson, New Jersey 07424
(Address of principal executive offices) (Zip Code)

(973) 785-0004
(Registrant’s telephone number, including area code)

      N/A
(Former name or former address, if changed since last report)

SIGNATURES
INDEX TO EXHIBITS
Ex-99.1 December 29, 2003 Press Release

Item 5.     Other Events.

      On December 29, 2003, Tutogen Medical, Inc. (“the Company”) issued a press release announcing that negotiations have terminated for the potential sale of the Company to a private equity firm for $6.00 per share in cash. A copy of the press release is furnished as Exhibit 99.1 to this current report.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUTOGEN MEDICAL, INC. (Registrant)

By: /s/ George Lombardi George Lombardi Chief Financial Officer

Date: December 29, 2003

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INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Text of Press release issued by Tutogen Medical, Inc., dated December 29, 2003.

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